                             REGISTRATION AGREEMENT


                            dated as of June 5, 1996


                                      among


                      DLJ MERCHANT BANKING PARTNERS, L.P.,
                        DLJ INTERNATIONAL PARTNERS, C.V.,
                          DLJ OFFSHORE PARTNERS, C.V.,
                       DLJ MERCHANT BANKING FUNDING, INC.

                                       and

                     GUITAR CENTER MANAGEMENT COMPANY, INC.

                             REGISTRATION AGREEMENT

          AGREEMENT dated as of June 5, 1996, among DLJ MERCHANT BANKING PARTNERS, L.P., a Delaware limited partnership, DLJ INTERNATIONAL PARTNERS, C.V., a Netherlands Antilles limited partnership, DLJ OFFSHORE PARTNERS, C.V., a Netherlands Antilles limited partnership, and DLJ MERCHANT BANKING FUND, INC., a Delaware corporation (collectively, the "BUYERS"), AND GUITAR CENTER MANAGEMENT COMPANY, INC., a California corporation (the "COMPANY").

                                   WITNESSETH:

          WHEREAS, pursuant to a Securities Purchase Agreement dated as of the date hereof between the Buyers and the Company (the "SECURITIES PURCHASE AGREEMENT"), the Buyers have agreed to purchase from the Company 800,000 shares of the Senior Preferred Stock and Warrants to purchase an aggregate of 72,947.37 shares of Junior Preferred Stock and an aggregate of 73,684 shares of Common Stock (collectively, the "SECURITIES"); and

          WHEREAS, it is a condition of such purchase of the Securities by the Buyer that the Company enter into this Registration Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. DEFINITIONS. The following terms, as used herein, have the following meanings:

          "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

          "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which the New York Stock Exchange is closed.

          "COMMISSION" means the Securities and Exchange Commission or any federal agency at the time administering the Securities Act.

          "COMMON STOCK" means the Common Stock of the Company, without par value.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXCHANGE DEBENTURES" means the 14% Junior Subordinated Exchange Debentures due 2008 of the Company, issuable upon exchange of the shares of Senior Preferred Stock, if the terms of such Senior Preferred Stock are amended to permit such exchange.

          "HOLDER" means the holder of any Registrable Security that is or becomes a party to this Agreement pursuant to Section 7 hereof.

          "JUNIOR PREFERRED STOCK" means the 8% Junior Preferred Stock of the Company, without par value.

          "MAJORITY HOLDERS" means Holders holding a majority of the Warrants then held by all Holders.

          "NASD" means the National Association of Securities Dealers, Inc.

          "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

          "PERSON" shall mean a corporation, an association, a partnership, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          "REGISTERING HOLDERS" means Holders whose Registrable Securities are included in a registration statement under this Agreement.

          "REGISTRABLE SECURITIES" means the Securities and any securities (a) issued on registration of transfer of the Securities, (b) issued or issuable upon any conversion, exchange or exercise of the Securities (including the Exchange Debentures and the shares of Junior Preferred Stock and Common Stock issuable upon exercise of the Warrants) or (c) issued or issuable with respect to any such Securities by way of stock dividend or stock split or in connection with a sale or issuance of securities, a combination of securities, recapitalization, merger, consolidation or other reorganization or otherwise. Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 under the Securities Act, (iii) they may be sold pursuant to Rule 144(k) under the Securities Act, (iv) they shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (v) they shall have ceased to be outstanding.

          "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one counsel to represent all Holders but who shall be selected by the Holders of a majority of the Registrable Securities in such registration, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Securities being registered (if the Company elects to obtain such insurance) and any fees and disbursements of underwriters customarily paid by issuers or holders of securities (including fees paid to a qualified independent underwriter), but excluding underwriting discounts and commissions and transfer taxes, if any.

          "REQUESTING HOLDERS" means the Holders requesting registration pursuant to Sections 2.1(a)(i), 2.1(a)(ii), 2.1(a)(iii), 2.1(i) or 2.2, as the case may be.

          "RULE 144" has the meaning set forth in Section 3 hereof.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SENIOR PREFERRED STOCK" means the 14% Senior Preferred Stock of the Company, without par value.

          "WARRANTS" means the Warrants to purchase an aggregate of 72,947.37 shares of Junior Preferred Stock and an aggregate of 73,684 shares of Common Stock.

         2.    REGISTRATION UNDER SECURITIES ACT.

         2.1.  REGISTRATION ON REQUEST.  (a)  REQUEST.

               (i) At any time after the earlier of (x) June 5, 2001, or (y) 180 days after a public offering (an "INITIAL PUBLIC OFFERING") of any equity securities of the Company (such earlier date, the "TRIGGER DATE"), the Holders of a majority of the Senior Preferred Stock shall have the right to request, in writing to the Company, that the Company effect a registration with the Commission under the Securities Act of (A) all or any portion of such Requesting Holders' Senior Preferred Stock and the Exchange Debentures, if issuable upon exchange thereof, and (B) at the request of such Requesting Holders, all or any portion of the Warrants held by such Requesting Holders and any securities for which the Warrants are exercisable (subject to the right of the Company to repurchase the Warrants as provided in Section 2.1(h) below if an

     Initial Public Offering has not occurred); PROVIDED, HOWEVER, that, subject to Section 2.1(c), the Company shall not be obligated to effect more than one such registration.

               (ii) Unless a registration of the Senior Preferred Stock has been requested and effected under Section 2.1(a)(i), at any time after the Trigger Date, the Holders of a majority of the Exchange Debentures shall have the right to request, in a writing to the Company, that the Company effect a registration with the Commission under the Securities Act of (A) all or any portion of such Requesting Holders' Exchange Debentures and (B) at the request of such Requesting Holders, all or any portion of the Warrants held by such Requesting Holders and any securities for which the Warrants are exercisable (subject to the right of the Company to repurchase the Warrants as provided in Section 2.1(h) below if an Initial Public Offering has not occurred); PROVIDED, HOWEVER, that, subject to Section 2.1(c), the Company shall not be obligated to effect more than one such registration.

               (iii) At any time after the Trigger Date, the Holders of a majority of the Warrants shall have the right to request, in writing to the Company, that the Company effect a registration with the Commission under the Securities Act of all or any portion of the securities for which the Warrants are exercisable; PROVIDED, HOWEVER, that (1) subject to Section 2.1(c), the Company shall not be obligated to effect more than one registration of such securities pursuant to this Section 2.1(a)(iii),(2) the Company shall have the right to postpone such registration for a period not to exceed 90 days and use its best efforts to register its Common Stock with the Commission in a primary offering, and (3) the Company may, in lieu of registering such securities pursuant to this Section 2.1(a)(iii), elect to repurchase the Warrants as provided in Section 2.1(h) if an Initial Public Offering has not occurred.

              (iv) In the event that the Company is requested to register any Warrants pursuant to Sections 2.1(a)(i)(B) or 2.1(a)(ii)(B), the Company shall contemporaneously effect a shelf registration with the Commission under the Securities Act of the securities for which such Warrants are exercisable.

               (v) The right of the Holders to request a registration under Sections 2.1(a)(i) or 2.1(a)(ii) on the one hand and Section 2.1(a)(iii) and 2.1(i) on the other are independent obligations of the Company and the request by the Holders to register Registrable Securities under Sections 2(a)(i) or 2(a)(ii) shall in no event exclude or impair the right of the Holders to request registration of the same or different Registrable Securities under Section 2(a)(iii) or 2.1(i) and VICE VERSA.

               (vi) Anything contained in Section 2.1(a) to the contrary notwithstanding, the Company may delay effecting any registration under the Securities Act requested pursuant to Section 2.1(a) during any period of 90 days following the date on which any other registration statement (other than on Form S-4 or Form S-S promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares (as defined in the Registration Rights Agreement) are to be or were sold has been declared effective; PROVIDED that the Company shall only be entitled to exercise its rights under this paragraph (vi) once in any two year period.


          (b) NOTICE; REGISTRATION. Upon receipt of the request for any such registration under Section 2.1, the Company will promptly give written notice of such request to all Holders. Thereupon, the Company will use its best efforts to effect the registration under the Securities Act of:

               (i) subject to Section 2.1(c), the Registrable Securities which the Company has been so requested to register;

               (ii) subject to Section 2.1(c), all other Registrable Securities which the Company has been requested to register by the Holders by written request given to the Company within 30 days after the giving of such written notice by the Company; and

               (iii) subject to Section 2.1(c), all other securities of the Company owned by Persons having registration rights pursuant to other agreements with the Company giving them the right to include securities in such registration, in each case, to the extent requisite to permit the disposition of the securities to be so registered.

          If the Requesting Holders so elect, the offering of the Registrable Securities pursuant to this Section 2.1 shall be in the form of an underwritten offering. If the Requesting Holders request that the registration be in the form of a non-underwritten offering, then neither the Company nor any other Person (other than the Holders) shall be allowed to include any securities in such registration without the prior written consent of the Holders, such consent not to be unreasonably withheld.

          (c) APPORTIONMENT IN REQUESTED REGISTRATIONS. In the case of an underwritten offering, if the managing underwriter thereof shall advise the Company and the Holders and other Persons requesting registration under Sections 2.1(b)(i), (ii) and (iii) in writing that, in its opinion, the number and/or type of securities proposed to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to a majority of the Requesting Holders (by number of shares sought to be registered), the Company will include in such registration the number and type of Registrable Securities which in the opinion of such managing underwriter can be sold within such acceptable price range, and such number and type of securities shall be allocated FIRST to Registrable Securities requested to be included in such registration pursuant to Sections 2.1(b)(i) and (ii) of this Agreement PRO RATA among the Holders requesting registration under

Sections 2.1(b)(i) and (ii) on the basis of the relative number of Registrable Securities requested by each such Holder to be included in such registration, SECOND to any securities required to be registered by other Persons (including the Company) pursuant to agreements providing registration rights to other Persons, in such order and with such priorities as may be required by such agreements.

          In the event that 50% or more of the Registrable Securities proposed to be included by the Holders requesting registration in such underwritten offering are excluded from the underwritten offering pursuant to the provisions of this Section 2.1(c), such a registration shall not be deemed a registration under Section 2.1(a) and the Holders shall have the right to request that the Company effect a further registration pursuant to Section 2.1(a).

          (d)    REGISTRATION STATEMENT FORM.  Registrations under this Section
2.1 shall be on such appropriate registration form of the Commission (x) as shall be selected by the Company and as shall be reasonably acceptable to the Requesting Holders owning a majority of the Registrable Securities in such offering and (y) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition intended on the part of such Holders as advised to the Company in writing.

          (e) EXPENSES. The Company will pay promptly all Registration Expenses in connection with the registration requests made pursuant to this
Section 2.1.

          (f) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected until the registration statement has been effective for a period of six months following the date on which such registration statement was declared effective or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold. A shelf registration must remain effective until all securities covered thereby have been sold to be deemed effected.

          (g) UNDERWRITERS. The managing underwriter or underwriters of any underwritten offering effected pursuant to this Section 2.1 shall be selected by the Buyers if they are among the Requesting Holders owning Registrable Securities to be included in such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld, and otherwise by the Company, subject to the approval of the Requesting Holders owning a majority of the Registrable Securities to be included in such offering, which approval shall not be unreasonably withheld; and the price, terms and provisions of the offering, shall be subject to the approval of such Holders. Any Affiliate of Buyers may be selected as underwriter for an underwritten offering effected pursuant to this Section 2.1.The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including, to the extent necessary, the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

          (h) REPURCHASE OF WARRANTS. In the event that the Holders request a registration of the Warrants pursuant to Section 2.1(a) prior to an Initial Public Offering, to the extent the Company may have funds legally available for such payment, within 15 days of receipt of the request by the Holders referred to in Section 2.1(a), the Company may, at its option, deliver written notice (the "REPURCHASE NOTICE") to such Requesting Holders of its election to repurchase all of the Warrants then outstanding for cash at Fair Market Value on a date set forth in such notice no later than 60 days after the date the Repurchase Notice is delivered.

          For the purpose of this Section 2.1(h), "FAIR MARKET VALUE" of the Warrants shall be determined as follows:

               (i) If there is a public market for the Warrants at the time of such repurchase, the Fair Market Value of the Warrants shall be determined based on (A)the last reported sales price of the Warrants on the principal national securities exchange on which such Warrants are listed or admitted to trading on the date immediately preceding the repurchase date or, if no such reported sale takes place on such day, the average of the closing bid and asked prices thereon, as reported in THE WALL STREET JOURNAL, or (B) if the Warrants are not then listed or admitted to trading on a national securities exchange, the last reported sales price on the NASDAQ National Market System on the date immediately preceding the repurchase date or, if no such reported sale takes place on such day, the average of the closing bid and asked prices thereon, as reported in THE WALL STREET JOURNAL, or (C) if the Warrants are not then quoted on such National Market System or listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices, as reported by THE WALL STREET JOURNAL for the over-the-counter market on the date immediately preceding the repurchase date. If there is a public market for any class of the securities issuable upon exercise of the Warrants (the "UNDERLYING SECURITIES")at the time of such repurchase, and there is no public market for the Warrants, the portion of the Fair Market Value of the Warrants attributable to such publicly traded Underlying Securities shall be determined based on the trading prices of such securities determined in the same manner set forth above as that for the Warrants.

               (ii)   If any Warrants are to be repurchased pursuant to this
     Section 2.1(h) and there is no public market for such Warrants and no public market for each class of Underlying Securities, then within 20 days of delivery of the Repurchase Notice, the Company shall provide the Holders with a certificate setting forth its opinion as to the fair market value of such Warrants (the "COMPANY'S ESTIMATE").The Majority Holders shall have 20 days to accept, or disagree with, the Company's Estimate. If the Majority Holders disagree with the Company's Estimate, the Majority

     Holders shall so indicate in writing to the Company and provide their opinion as to the fair market value of the Warrants (the "MAJORITY HOLDERS' ESTIMATE"), in each case within 20 days of receipt of the Company's Estimate. If the Majority Holders do not indicate their disagreement with the Company's Estimate in writing (and provide their opinion referred to in the immediately preceding sentence) within such 20-day period, the Fair Market Value of the Warrants shall be equal to the Company's Estimate. If the Majority Holders indicate their disagreement with the Company's Estimate (and provide such opinion) within such 20-day period, an investment banking firm of national standing chosen by mutual agreement of the Company and the Majority Holders (the "INDEPENDENT INVESTMENT BANK") shall select either the Company's Estimate or the Majority Holders' Estimate as the estimate that more closely reflects the fair market value of the Warrants, and the estimate thus selected shall be the Fair Market Value of the Warrants. In preparing the Company's Estimate and the Majority Holders' Estimate, the fair market value of any publicly traded Underlying Securities shall be determined in accordance with paragraph (i) above. All fees and expenses of the Independent Investment Bank shall be paid by the party (treating all Holders as one party) whose estimate was not selected as the Fair Market Value.

               (iii) In the determination of the Fair Market Value of any security, there shall not be taken into consideration any premium for securities representing control of the Company or any discount related to securities representing a minority interest therein or related to any illiquidity or lack of marketability of securities arising from contractual restrictions on the transfer of securities or restrictions on transfer under federal and applicable state securities laws.

          (i) Anything contained in this Section 2.1 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, each Holder shall have the right to request in writing an unlimited number of registrations on such form of Registrable Securities having an anticipated aggregate gross offering price (before underwriting discounts and commissions) of at least $5,000,000. The written request or requests of the Holders shall specify the number of Registrable Securities intended to be sold or disposed of and the holders thereof and state the intended method of disposition of such Registrable Securities. Upon receipt of any such request, the Company shall use its best efforts promptly to effect the registration under the Securities Act of the Registrable Securities so requested to be registered. The provisions of
     Section 2.1(b), (c), (e), (f) and (g) shall apply to a requested registration on Form S-3 or any such successor form in compliance with this
     Section 2.1(i).

          2.2.  INCIDENTAL REGISTRATION.

          (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar form and other than pursuant to a registration statement requested pursuant to Section 2.1 hereof or by a registration prior to (but not including) an initial public offering of the Company's Common Stock or Junior Preferred Stock), whether or not for sale for its own account or as a result of a demand from a security holder, it will at each such time give PROMPT WRITTEN NOTICE to all Holders of its intention to do so and of such Holders' rights under this Section 2.2. Upon the written request of any Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration with the Commission under the Securities Act of all Registrable Securities which the Company has been so requested to register, to the extent required to permit the disposition of the Registrable Securities to be so registered, PROVIDED, HOWEVER, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holder entitled to do so, to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under
Section 2.1. The Company will pay promptly all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2. The Requesting Holders shall not be entitled to request registration of Warrants pursuant to this Section 2.2; however they may request registration of the securities for which the Warrants are exercisable.

          (b) APPORTIONMENT IN INCIDENTAL REGISTRATIONS. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters, and (ii) the managing underwriter of such underwritten offering shall inform the Company in writing of its good faith belief that the number and/or type of securities requested to be included in such underwritten offering exceeds the number and/or type which can be sold in (or during the time of) such offering or that the inclusion of such number and/or type of securities would adversely affect the marketing of the securities to be sold by the Company or the securityholder or securityholders who have requested such registration pursuant to demand registration rights, then the Company shall include, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, FIRST, in the case of a registration proposed by the Company for its own account, all securities proposed by the Company to be sold for its own account, or in the case of any securities initially proposed to be registered by the Company for the accounts of other Persons pursuant to the exercise of demand registration rights granted pursuant to an applicable registration rights agreement between the Company and such other Person, the securities requested to be registered by such Person but only in such amount and to the extent required by such agreement, SECOND, such Registrable Securities requested to be included in such registration pursuant to this Agreement and any securities required to be included in such registration by other Persons who have incidental registration rights, on a PRO RATA basis with respect to each type of security. It is expressly understood that the underwriters may determine in their discretion to exclude all debt securities from a registration of equity securities and VICE VERSA.

          2.3. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will, as promptly as possible:

          (a) select counsel and independent accountants for the Company in connection with such registration;

          (b) prepare and (as promptly thereafter as practicable and in any event within 45 days after the end of the 30-day period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective and to remain effective for the period specified in Section 2.3 (c), PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (x) in the case of a shelf registration statement, indefinitely, until all securities covered by such shelf registration statement are sold, and (y) in all other cases, for a period of not more than six months (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable)) after the date of the original filing and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Registering Holders thereof set forth in such registration statement; PROVIDED, HOWEVER, that at a reasonable time before filing any registration statement or prospectus or supplement or amendment thereto or document incorporated by reference therein, the Company shall furnish drafts of such documents to counsel for the Registering Holders, which documents shall be subject to reasonable review by such counsel; and FURTHER

PROVIDED, that there shall not be counted as part of the six months any period during which the prospectus may not be used pursuant to subsection (h) of this
Section 2.3;

          (d) furnish to each Registering Holder and to any underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, in conformity with the requirements of the Securities Act, documents incorporated by reference in such registration statement, amendment, supplement or prospectus and such other documents (in each case including all exhibits), as a Registering Holder or underwriter may reasonably request;

          (e) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriter shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Registering Holders to consummate the disposition in such jurisdictions of the securities owned by such Registering Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision 2.3(e) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Registering Holders to consummate the disposition of such Registrable Securities;

          (g) furnish to each Registering Holder and the underwriters a signed counterpart of: (x) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) covering such matters as are customarily covered by opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities; and (y) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering matters which are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request; PROVIDED that the Company shall be under no obligation to cause a "comfort letter" to be delivered with respect to any offering that is not underwritten if it would not be customary at the time of such offering for the Company to deliver a "comfort letter";

          (h) notify each Registering Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Registering Holder promptly prepare and furnish to such Registering Holder a reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading in the light of the circumstances under which they were made;

          (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement (as the term "effective date" is defined in Rule
158 under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each Registering Holder, underwriter and Registering Holders' or underwriter's counsel, at least two business days prior to the filing thereof, a draft copy of any amendment or supplement to such registration statement or prospectus or document incorporated by reference therein and shall not file any such amendment or supplement or document incorporated by reference therein which does not comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act or of the rules or regulations thereunder;

          (j) provide and cause to be maintained a transfer agent for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

          (k) use its best efforts (i) to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the same class of securities as the Registrable Securities is then listed or
(ii) in the event such securities are not so listed, to have such Registrable Securities qualified for inclusion on the NASDAQ National Market System, if securities of the same class as the Registrable Securities are then so qualified or (iii) in the event such securities are not so listed or qualified, to have such Registrable Securities qualified for inclusion on the NASDAQ System; and

          (l) furnish unlegended certificates representing ownership of the Registrable Securities then being sold in such denominations as shall be requested by Registering Holders or underwriters.

          Without limiting the foregoing, if and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under Sections 2.1 and 2.2, the Company will be required to provide all customary and reasonably necessary assistance in connection with the registration and marketing of such Registrable Securities; PROVIDED, HOWEVER, the Company will not be required to make its management available for any roadshow presentations in connection with the registration of any Registrable Securities.

          The Company may require each Registering Holder to promptly furnish the Company, as a condition precedent to including such Registering Holder's Registrable Securities in any registration, such information regarding such Registering Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each Holder agrees, by acquisition of such Registrable Securities, that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (h) of this Section 2.3, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (h) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus and any amendments or supplements thereto relating to such Registrable Securities current at the time of receipt of such notice.

          2.4.   UNDERWRITTEN OFFERINGS.

          (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any offering by Holders pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, the Requesting Holders and the underwriters and to contain such representations and warranties by the Company and such other terms as are then generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in
Section 2.8 hereof and, if applicable, provisions relating to "qualified independent underwriters" as provided in 2.1(g). The Requesting Holders will cooperate with the Company in the negotiation of the underwriting agreement, PROVIDED that nothing herein contained shall diminish the foregoing obligations of the Company. The Registering Holders shall be parties to such underwriting agreement. No Registering Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements to or for the benefit of the Company and such underwriters regarding such Registering Holder, such Registering Holder's Registrable Securities, any other information supplied in writing by such Registering Holder to the Company specifically for use in the Registration Statement and any other representation required by law.

          (b) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and its securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder as provided in Section 2.2 and subject to the provisions of Section 2.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters. The Registering Holders shall be parties to the underwriting agreement between the Company and such underwriters. No Registering Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, or agreements to or for the benefit of the Company and such underwriter regarding such Registering Holder, such Registering Holder's Registrable Securities and any other information supplied in writing by such Registering Holder to the Company specifically for use in the registration statement and any other representation required by law.

          (c) PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. If the Company and Requesting Holders holding a majority of the Registrable Securities to be included in a registration shall enter into an underwriting or similar agreement that contains provisions which conflict with any provision of Section 2.4 or
2.7 hereof, the provisions of such agreement with respect to such matter shall control for purposes of such underwritten offering.

          (d) HOLDBACK AGREEMENT. (i) If the Company at any time shall register its securities under the Securities Act (including any registration pursuant to Sections 2.1 or 2.2 or pursuant to the Registration Rights Agreement (as defined below)) for sale to the public pursuant to an underwritten offering (excluding a registration initiated pursuant to Section 2.1(i) hereof or Section 4 of the Registration Rights Agreement), to the extent the following restrictions are legally permitted, the Holders shall not sell publicly, make Any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any securities of the Company similar to those being registered (other than those Registrable Securities included in such registration pursuant to Sections 2.1 or 2.2) or securities convertible into or exercisable or exchangeable for any such similar securities of the Company without the prior written consent of the Company, for a period designated by the Company in writing to the Holders, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than (i) 180 days, if such public offering is an initial public offering, or (ii) 90 days in all other circumstances, in each case after the closing of the sale of securities pursuant to such registration statement. The Company shall obtain the agreement of any Person permitted to sell securities in a registration to be bound by and to comply with this Section 2.4(d) with respect to such registration as if such Person was a Holder hereunder.

          (ii) If the Company at any time pursuant to Section 2.1 of this Agreement shall register under the Securities Act Registrable Securities held by Holders for sale to the public pursuant to an underwritten offering, the Company shall not, without the prior written consent of a majority of Holders, effect any public sale or distribution of securities similar to those being registered (other than upon the exercise of securities convertible into or exercisable or exchangeable for securities or other commitments existing or outstanding prior to such holdback period or securities sold in such registration), or any securities convertible into or exercisable or exchangeable for such similar securities, for such period as shall be determined by the managing underwriters, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than (i) 180 days, if such public offering is an initial public offering, or (ii) 90 days in all other circumstances, in each case after the closing of the sale of securities pursuant to such registration statement.

          (iii) The Company will, at the request of the Requesting Holders holding a majority of the securities to be registered, enforce the provisions of
Section 5 of the Registration Rights Agreement dated the date hereof among the Company and the Shareholders (as defined therein) party thereto (the "REGISTRATION RIGHTS AGREEMENT").

          2.5. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Registering Holders, the underwriters and their respective counsel and accountants, the timely opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto and documents incorporated by reference therein, and, subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, will give each of them such access to its books and records and such opportunities o discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of each of such Registering Holders' and such underwriters' respective counsel, to conduct appropriate due diligence within the meaning of the Securities Act.

          2.6. POSTPONEMENT OF REGISTRATION: SUSPENSION. (a) If at the time of any request to register Registrable Securities pursuant to Section 2.1 hereof, the Company is engaged in or in good faith plans to engage in any financing, acquisition, corporate reorganization or other material transactions (each a "MATERIAL TRANSACTION") involving the Company which the Company's Board of Directors determines in its good faith reasonable judgment would be adversely affected by the filing of any registration statement otherwise required to be prepared and filed pursuant to Section 2.1, the Company shall be entitled to postpone for a reasonable period of time (but not exceeding 90 days from the date of the request), the filing of such registration statement and shall promptly give the Requesting Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay (which shall be kept confidential by such Requesting Holders). If the Company shall so postpone the filing of the registration statement, a majority of the Requesting Holders shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such withdrawn request shall not be counted for purposes of the requests for registration to which Holders are entitled pursuant to Section 2.1 hereof. Such right to delay a request for registration pursuant to this Section 2.6 may not be exercised more than once in any two year period.

          (b) Anything contained in this Agreement to the contrary notwithstanding, the Company may, by notice in writing to each holder of Registrable Securities to which a prospectus relates, require such holder to suspend, for up to 90 days (the "SUSPENSION PERIOD"), the use of any prospectus included in a shelf registration statement filed under Section 2.1 hereof if a Material Transaction exists that would require an amendment to such registration statement or supplement to such prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under
Section 13 of the Exchange Act); PROVIDED that the Company shall not be entitled to exercise this right more than once in any two year period. The Company may (but shall not be obligated to) withdraw the effectiveness of any registration statement subject to this provision.

          2.7. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder holding Registrable Securities covered by a registration statement, its officers, directors and agents and each Person, if any, who controls such Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein; PROVIDED that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or the amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus (or amended or supplemented prospectus) and it was the responsibility of such Holder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Holders provided in this Section 2.7.

          (b) INDEMNIFICATION BY THE REGISTERING HOLDERS. Each Holder holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only (i) with respect to information furnished in writing by such Holder or on such Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 2.7(a) results from the fact that a current copy of the prospectus (or the amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Holder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Holder also agrees to indemnify and hold harmless the underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 2.7(b). As a condition to including Registrable Securities in any registration statement filed in accordance with Section 2.3 hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 2.7, such Person (an "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; PROVIDED that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

          (d)    CONTRIBUTION. If the indemnification provided for in this
Section 2.7 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than in accordance with its terms), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Holders holding Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Holders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Holders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Holders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Holders or by such underwriters. The relative fault of the Company on the one hand and of each such Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.7, no underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the securities purchased by such underwriter in such offering, less the aggregate amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each such Holder's obligation to contribute pursuant to this Section 2.7 is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all such Holders and not joint.

          3. AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented unless in a writing signed by the Company and the Holders. Except as otherwise provided herein, no waivers or consents to departures from the provisions hereof may be given unless the Company has obtained the written consent of the Holders. Each Holder shall be bound by any consent obtained in the manner authorized by this
Section 3, whether or not such Registrable Securities shall have been marked to indicate such consent.

          4. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election by written notice to the Company effective upon receipt by the Company, be treated as a Holder for purposes of any request or other action by any Holder pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. Prior to receipt by the Company of written notice contemplated hereby, any action taken by any nominee shall be binding upon any such beneficial owner.

          5. NO CONFLICT OF RIGHTS. Except for the Registration Rights Agreement, the Company shall not, at any time after the date hereof, grant any registration rights that conflict with, or have any priority over, the registration rights granted hereby.

          6. NOTICES. All communications provided for hereunder shall be sent by first-class mail or overnight courier and (a) if addressed to the Buyers, addressed to the Buyers in the manner set forth in the Securities Purchase Agreement, or at such other address as the Buyers shall have furnished to the Company in writing, or (b) if addressed to any other Holder, the address that such Holder shall have furnished to the Company in writing, or, until any such other Holder so furnishes to the Company an address, then to and at the address of the last Holder who has furnished an address to the Company, or (c) if addressed to the Company, to Guitar Center Management Company, Inc., 5155 Clareton Drive, Agoura Hills, CA 91362, Attention: Secretary or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

          7. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including the Holders of the Exchange Debentures upon exchange of the Senior Preferred Stock and Holders of the Common Stock and Junior Preferred Stock upon exercise of the Warrants). As a condition to such succession, or assignment or transfer, such successor, assignee or transferee shall execute and deliver to the Company a letter agreement agreeing to be bound by all the provisions of this Agreement applicable to Holders. In addition, and whether or not any express assignment shall have been made, the provisions of this

Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

          8. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          9. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

          10. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; SERVICE OF PROCESS. ANY SUIT, ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT AGAINST ANY OF THE PARTIES IN THE COURTS OF THE STATE OF NEW YORK IN NEW YORK CITY, OR, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH OF THE PARTIES HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) IN ANY SUCH SUIT, ACTION OR PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. TO THE EXTENT PERMITTED BY LAW, PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE STATE OF NEW YORK. WITHOUT LIMITING THE FOREGOING, EACH PARTY AGREES THAT SERVICE OF PROCESS ON SUCH PARTY AS PROVIDED IN SECTION 6 SHALL BE DEEMED EFFECTIVE SERVICE OF PROCESS ON SUCH PARTY.

          11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same agreement and shall become effective only when one or more of the counterparts shall have been signed by each party and delivered to the other party, it being understood that all the parties need not sign the same counterpart.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                           GUITAR CENTER MANAGEMENT
                               COMPANY, INC.


                           By:  /s/ Lawrence E. Thomas
                               ---------------------------------
                               Name:  LAWRENCE E. THOMAS
                               Title:  PRESIDENT


                           DLJ MERCHANT BANKING PARTNERS, L.P.


                           By: DLJ Merchant Banking, Inc.
                               Managing General Partner


                           By:
                               ---------------------------------
                               Name:
                               Title:


                           DLJ INTERNATIONAL PARTNERS, C.V.


                           By: DLJ Merchant Banking, Inc.
                               Advisory General Partner


                           By:
                               ---------------------------------
                               Name:
                               Title:

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                           GUITAR CENTER MANAGEMENT
                               COMPANY, INC.


                           By:
                               ---------------------------------
                               Name:
                               Title:


                           DLJ MERCHANT BANKING PARTNERS, L.P.


                           By: DLJ Merchant Banking, Inc.
                               Managing General Partner


                           By: /s/ David B. Wilson
                               ---------------------------------
                               Name:  DAVID B. WILSON
                               Title:  SENIOR VICE PRESIDENT


                           DLJ INTERNATIONAL PARTNERS, C.V.


                           By: DLJ Merchant Banking, Inc.
                               Advisory General Partner


                           By: /s/ David B. Wilson
                               ---------------------------------
                               Name:  DAVID B. WILSON
                               Title:  SENIOR VICE PRESIDENT

                           DLJ OFFSHORE PARTNERS, C.V.


                           By: DLJ Merchant Banking, Inc.
                               Advisory General Partner


                           By: /s/ David B. Wilson
                               ---------------------------------
                               Name:  DAVID B. WILSON
                               Title:  SENIOR VICE PRESIDENT


                           DLJ MERCHANT BANKING FUNDING, INC.


                           By: /s/ David B. Wilson
                               ---------------------------------
                               Name:  DAVID B. WILSON
                               Title:  SENIOR VICE PRESIDENT